December 6, 2023 Investor Presentation

Forward Looking Statements & Disclosures This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.  Reconciliation of Non-GAAP Financial Measures Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliations to U.S. GAAP financial measures are included on our website and/or at the end of this presentation.

Who We Are

Building a North American Oilfield Services Leader

OUR HISTORY

Total Company Revenue ($)

1978	1980	2001	2010	2017	2021	Pro Forma 2023E
			$0.8B	$2.4B	$1.4B	$6.7B
Patterson Drilling formed	**First frac job for Universal Pressure Pumping**	**Patterson Energy and UTI Energy merge**	**PTEN acquires Key Energy Services' pressure pumping assets**	**PTEN acquires Seventy Seven Energy**	**PTEN acquires Pioneer Energy with operations in U.S. and Colombia**	

2nd

Largest OFS Provider in NAM by Revenue



PTEN merges with NexTier Completion Solutions to create an industry leading drilling and completions services provider

PTEN acquires Ulterra Drilling Technologies to establish a leading position of PDC bits and broaden its international footprint

**2023E Pro Forma revenue includes actual reported pro forma results for the combined companies for the 9 months ended September 30, 2023 plus revenue guidance for the fourth quarter ended December 31, 2023*

4

PATTERSON-UTI

Active Markets International markets primarily represented by drilling product sales over 30 countries A firm foundation established in U.S. Shale… With a diverse international footprint… Founded Average Daily Trading Volume1,2 1978 $87 M Market Cap1 $4.9 B Employees 10,800 Enterprise Value1 $6.2 B Corporate HQ Houston District Locations Corporate HQ U.S Operating Regions 1Source: Bloomberg as of 12/04/2023 2Average daily trading volume from close of Patterson-UTI – NexTier merger

Hydraulic Fracturing Wireline Operations Natural Gas Fueling Oilfield Logistics Cementing 3.3 Million Hydraulic Horsepower1 Completion Services Patterson-UTI | Service and Product Lines Building a Sustained Operating Advantage Other businesses includes Patterson Petroleum and Great Plains Oilfield Rental. 1Reflects deployed and idle equipment capacity. 2Drilling Products revenue from non-U.S. operations from close of Ulterra acquisition through 09/30/23. 131  Tier 1 Super-Spec Drilling Rigs1 APEX Drilling Fleet Wellbore Navigation Drilling Technology Electronics Manufacturing Directional Drilling Drilling Services Torque Control Bits High-Flow Rate Bits Vibration-Dampening Bits High Efficiency Bits Downhole Tools 30% Drilling Products Revenue from International2 Drilling Products

Operational Excellence

Key Takeaways Strong Fundamentals for Our Differentiated Service Equipment Utilization remains high for equipment that improves efficiency and/or lowers costs at the wellsite Strong Capital Structure Investment Grade credit rating at all 3 major rating agencies Predictable Capital Allocation Strategy; Focus on Strong FCF Generation Sustain our competitive advantage; return 50%+ of FCF to shareholders Significant Upside from Synergy Capture High conviction in our ability to capture at least $200 million in synergies from PTEN/NEX merger  Deliver on Sustainability Goals within our Returns Framework Remain a leader in low emissions oilfield technology

Drilling & Completions | Industry Fundamentals OFS improved industry fundamentals Industry Bifurcation: Top 5 drilling contractors now make up a substantial portion of the active super-spec rigs Equipment Differentiation: Walking-capable super-spec rigs enable maximum pad site efficiency Returns-Focused Strategy: Providers reaching upgrade cycle maturity are best positioned to generate strong financial returns and return cash to shareholders Drilling Industry Fundamentals Industry Bifurcation: Top 5 completion service providers now make up a substantial portion of the Frac industry and of the natural gas-enabled portion Equipment Differentiation: Natural gas-enabled fleets create value in proportion to their fuel costs savings Returns-Focused Strategy: A shift in investment strategy has created a scenario where high utilization and strong returns should last several years Frac Industry Fundamentals

Enabled for Efficiency | Drilling Services and Products Real-time collection, aggregation, visualization and analysis of data delivered seamlessly from active drilling rigs Digital Operations, in Real-Time. Hi-line power-capable wellsite energy storage solution to optimize fuel efficiency, reducing fuel emissions and cost More Power. Less Carbon Drilling Products & Services: DRILLING PLATFORM DELIVERS ULTIMATE OPERATING OUTPERFORMANCE Performance-driven drilling rig process automation platform that delivers rig efficiency Intelligent. Optimized. Automation. Year-Over-Year Change 4Q23E vs. 4Q22 Actual Peer Group Includes: H&P North America Solutions, Nabors Industries Lower 48, Precision US Contract Drilling. 4Q23E includes peer guidance where available, Bloomberg consensus as of 12/04/2023 where no guidance was available

Creating Value at the Wellsite

Integrated Completions



Innovative Engineering
NexHUB Digital Operations
$7M/Fleet
Potential Annual **Incremental Adjusted EBITDA & Capex Reduction Value** per Fleet with fully realized **Integrated Solutions**
Integrated Wireline
Last-Mile Logistics
Power Solutions

- Completions Capex will continue to target growth in our successful wellsite integration strategy
- Expands value creation opportunities for investors and customers alike
- Value synergies *not* inclusive of Product Service Line Profit

11

INTEGRATED WITH DIGITAL PRECISION



NexHUB DIGITAL CENTER
NexMile Logistics
Power Solutions CNG Fueling
Natural Gas-Powered Fleet
Engineering / Client
Pumpdown
Wireline
IntelliStim™
Fully Integrated Completions Wellsite

Continuously advancing our wellsite integration strategy over time:



STAND ALONE
FULLY INTEGRATED
Integration

Wellsite Efficiency Delivered WITH Capital Efficiency Patterson-UTI has benefited in the era of increased efficiency PTEN has significantly improved drilling and completion efficiency, helping keep US shale competitive in the global oil and natural gas cost curve Operators benefit from lower cost and more efficient operations; Service providers have benefit as well, with rising margins and lower capital intensity CAPITAL EFFICIENCY NEXTIER COMPLETIONS FLEET EFFICIENCY PUMP-HRS PER DAY (ALL REGIONS) 14% IMPROVEMENT 83% IMPROVEMENT PATTERSON-UTI DRILLING RIG EFFICIENCY ANNUAL DRILLED LATERAL PRODUCTION FEET PER RIG (MIDLAND BASIN) 12023E is actual reported results for Patterson-UTI through September 30, 2023 plus consensus estimates for the quarter ended December 31, 2023; 2Adjusted EBITDA margin calculated as adjusted EBITDA as a % of total revenue. 1 2

Capital Allocation Framework

Capital Allocation Framework Maximize Shareholder Value And Financial Returns Organic Investing Strategy Targeting High FCF Conversion Invest to protect and extend our operational advantage, Capex can be scaled in proportion to match opportunity set Strategic Allocation Target maximum return on capital, increase shareholder return program, and/or further strengthen balance sheet, option to participate in strategic M&A Target Sustained Free Cash Flow Winning Foundation Allocation Strategy Strong Balance Sheet   Maintain Investment Grade Ratings; Low Leverage and Strong Liquidity Repeatable Shareholder Return Program  Target return of at least 50% of Free Cash Flow annually to shareholders1; combination of dividends and repurchases 1For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors.

Investment Grade Capital Structure Financially Positioned for Through-Cycle Resilience TOTAL LIQUIDITY $665 M Includes cash and revolver as of 9/30/2023 LOW LEVERAGE <1 X Net Debt to Consensus1 Q4 Annualized EBITDA CASH BALANCE $67 M Cash Position as of 09/30/2023 INTEREST COVERAGE >20 X Q4 Consensus1 EBITDA to Interest Expense NEAREST SENIOR NOTE MATURITY 2028 CREDIT RATING Investment Grade Moody's, S&P, and Fitch 1Bloomberg Consensus as of 12-04-2023

Deliver a Repeatable Shareholder Return Program $281 million SHARE BUYBACK AUTHORIZATION in place1 Authorization represents 6% of market cap as of 12/04/2023 Could accelerate shareholder returns beyond commitment Board of Directors has approved an $0.08 per share quarterly dividend for the fourth quarter of 2023 We plan to remain flexible with our method of distribution over time to maximize shareholder value Patterson-UTI targets returning at least 50% of its Free Cash Flow to shareholders annually through the cycle 1As of 09-30-2023

Track-Record of Shareholder Returns PTEN has returned more than $1.2 billion to shareholders in the last 10+ years Outperforming the peer average through the cycle Peer group includes HP, BKR, SLB, HAL, LBRT Cash Returned to Shareholders ($) millions Average Annual Shareholder Return as a % of Year-End Market Cap (%) Percent, 2018-2022 1As of 09-30-2023 1

The bottom line… Why invest in Patterson-UTI? Improving cycle dynamics for US onshore More disciplined and mature shale environment should result in shallower cycles and a more predictable operating environment relative to prior cycles Strong demand for our differentiated equipment Large OFS companies with high-quality equipment and strong performance should continue to see high utilization and high returns Well Defined Capital Allocation Strategy Strong capital structure and disciplined investing strategy with focus on FCF generation; commitment to return at least 50% of free cash flow to investors annually